UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________
FORM 8-K
____________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2019 (April 12, 2019)
_____________________________________

NAVISTAR INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)
_____________________________________

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2701 Navistar Drive Lisle, Illinois	60532
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (331) 332-5000
_____________________________________

(Former name or former address, if changed since last report.)
_____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On April 12, 2019, Navistar Financial Dealer Note Master Owner Trust II (the “Issuing Entity”), Navistar Financial Corporation (“NFC”), as servicer and Navistar Financial Securities Corporation (“NFSC”), as depositor, entered into Amendment No. 3 to the Pooling and Servicing Agreement (the “Pooling and Servicing Amendment”), which is attached hereto as Exhibit 10.1 and incorporated by reference herein. The Pooling and Servicing Amendment amends the Pooling and Servicing Agreement, dated as of November 2, 2011, between the Issuing Entity, NFC and NFSC (filed as Exhibit 10.6 to the registrant’s Form 8-K dated and filed on November 7, 2011, Commission File No. 001-09618), to change the delivery by NFC, as the servicer, of the list of Dealer Notes sold to the Issuing Entity and pledged to the indenture trustee from monthly to upon request and for the requested period. The Pooling and Servicing Amendment also amends the Pooling and Servicing Agreement to change mandatory delivery of proof of filing or recordation to upon request by the Issuing Entity or the indenture trustee.
On April 12, 2019, NFSC, as the seller, NFC, as the servicer, and Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser, New York Life Insurance Company, as a managing agent and a committed purchaser (“New York Life”), and New York Life Insurance and Annuity Corporation, as a managing agent and a committed purchaser (“NYLIAC” and, collectively, the “Purchaser Parties”), entered into Amendment No. 12 to Note Purchase Agreement (the “NPA Amendment”), which is attached hereto as Exhibit 10.2 and incorporated by reference herein. The NPA Amendment amends the Note Purchase Agreement, dated as of August 29, 2012, among NFSC, NFC and the Purchaser Parties (filed as Exhibit 10.2 to the registrant’s Form 8-K dated and filed on August 30, 2012, Commission File No. 001-09618), to, among other things, increase the maximum funded amount to $550,000,000 for a specified period of time.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits
The following documents are filed herewith:

Exhibit No.	Description

10.1
Amendment No. 3 to Pooling and Servicing Agreement, dated as of April 12, 2019, by and among Navistar Financial Dealer Note Master Owner Trust II, as the issuing entity, Navistar Financial Securities Corporation, as the depositor, and Navistar Financial Corporation, as the servicer.

10.2
Amendment No. 12 to the Note Purchase Agreement, dated as of April 12, 2019, among Navistar Financial Securities Corporation, as the seller, Navistar Financial Corporation, as the servicer, New York Life Insurance Company, as a managing agent and a committed purchaser, New York Life Insurance and Annuity Corporation, as a managing agent and a committed purchaser, and Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ Walter G. Borst
Name:	Walter G. Borst
Title:	Executive Vice President and Chief Financial Officer

Dated: April 15, 2019